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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    Current Report
                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  November 12, 1996


                             PLATINUM ENTERTAINMENT, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)



              0-27852                            36-3802328
      (Commission File Number)                 (I.R.S. Employer
                                              Identification No.)


                                2001 Butterfield Road
                            Downers Grove, Illinois 60515
             (Address of principal executive offices, including zip code)

                                    (630) 769-0033
                 (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On August 26, 1996, Platinum Entertainment, Inc., a Delaware corporation ("Registrant"), and House of Blues Records, Inc., a Delaware corporation ("HOB"), signed a letter agreement ("Agreement") confirming the understandings and agreements with respect to the formation of House of Blues Music Company, a joint venture between HOB and Registrant ("Venture"). The Venture is a partnership under the laws of the State of California. The Agreement was executed upon the purchase by Registrant of the fifty percent (50%) interest of Private, Inc., a division of Bertelsman Music Group, Inc. ("Seller") in the joint venture between Seller and HOB formed pursuant to an agreement dated as of April 28, 1994, the purpose of which was producing and exploiting sound recordings and audiovisual works. The payment for such 50% interest was made on November 12, 1996 in the cash amount of $3,063,000 from Registrant's cash reserves, the balance of which is deemed a cash capital contribution by Registrant to the Venture.

    The purpose for which the Venture was formed and the business of the Venture is the development and production of recording and related film and video properties featuring Blues, Gospel and other music. The Venture, exclusively through Registrant, manufactures, distributes, performs, exhibits and sells sound recordings and related audiovisual works under the "House of Blues" label.

    HOB is a subsidiary of House of Blues Entertainment, Inc. The Chairman and Chief Executive Officer of House of Blues Entertainment, Inc. is also a director of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    a)   Financial Statements.

    Financial statements are not required pursuant to Regulation S-X.


    b)   Pro Forma Financial Information.

         Pro forma financial information is not required pursuant to Article 11 of Regulation S-X.

    c)   Exhibits.

    10.1 The Letter Agreement by and between House of Blues Records, Inc. and the Registrant, dated August 26, 1996 is herein incorporated by reference to the Registrant's Quarterly Report filed pursuant to
            Section 13 of the Securities Exchange Act of 1934, for the quarterly period ended August 31, 1996.

    10.2 Agreement for Purchase of Joint Venture Interest by the Registrant from Private Inc., dated as of November 12, 1996.

    10.3 Disclosure Letter to Agreement for Purchase of Joint Venture Interest by Platinum Entertainment, Inc. from Private Inc.

    10.4 Assignment and Assumption of Joint Venture Interest, by and among the Registrant, Private Inc. and Bertelsman Music Group, Inc., dated as of November 12, 1996.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of November, 1996.

                                  PLATINUM ENTERTAINMENT, INC.



                                  By:  /s/ DOUGLAS C. LAUX
                                       ----------------------------------------
                                       Douglas C. Laux
                                       Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)